Supplemental Information on Natural Gas Mineral Operations (Unaudited) - Schedule of Standardized Measure of Discounted Future Net Cash Flows (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Extractive Industries [Abstract]
Future cash inflows	$ 700,567	$ 171,733
Future production costs	(109,293)	(22,608)
Future development costs (capital costs)	(1,271)	0
Future income tax expense	(56,289)	(24,246)
Future net cash flows	533,714	124,879
10% discount to reflect timing of cash flows	(267,388)	(62,946)
Standardized measure of discounted cash flows	$ 266,326	$ 61,933	$ 50,663